UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. [    ] )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

RIDGEWORTH FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

We Need Your Help!

We recently sent to you a proxy statement for RidgeWorth Funds. This proxy statement is for a special meeting of RidgeWorth Funds’ shareholders.

As of today, we have not received a reply from you regarding the important matters that will be discussed at this special meeting, and which are explained in the proxy statement we sent to you.

Please Vote Today

Every Vote Counts

It is important that we receive your vote by March 11, 2014 because it will avoid having to adjourn this meeting. It will also prevent the Funds from spending additional money soliciting shareholders’ votes. If you have any questions or would like to vote, please call the number listed below:

1-855-737-3174

The Fund has made it very easy for you to vote. Choose one of the following methods:

VOTE ONLINE	VOTE BY MAIL	VOTE BY PHONE
Visit the Website noted on your proxy card and enter the control number that appears on the proxy card. Follow the on-screen prompts to vote.	Return the executed proxy card in the postage-paid envelope provided so it is received by MARCH 11, 2014.

Call the phone number above Monday – Friday, 9:30am – 9pm, Eastern time to speak with a proxy specialist.

OR

Call the toll free touch-tone phone number listed on your proxy card. Have your proxy card with control number available. Follow the touch-tone prompts to vote.

THANK YOU FOR VOTING

Nobo/Reg

We Need Your Help!

We recently sent to you a proxy statement for RidgeWorth Funds. This proxy statement is for a special meeting of RidgeWorth Funds’ shareholders.

As of today, we have not received a reply from you regarding the important matters that will be discussed at this special meeting, and which are explained in the proxy statement we sent to you.

Please Vote Today

Every Vote Counts

It is important that we receive your vote by March 11, 2014 because it will avoid having to adjourn this meeting. It will also prevent the Funds from spending additional money soliciting shareholders’ votes.

The Fund has made it very easy for you to vote. Choose one of the following methods:

VOTE ONLINE	VOTE BY MAIL	VOTE BY PHONE
Visit the Website noted on your proxy card and enter the control number that appears on the proxy card. Follow the on-screen prompts to vote.	Return the executed proxy card in the postage-paid envelope provided so it is received by MARCH 11, 2014.	Call the toll free touch-tone phone number listed on your proxy card. Have your proxy card with control number available. Follow the touch-tone prompts to vote.

THANK YOU FOR VOTING

obo